SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) December 1, 2010
Reynolds American Inc.
(Exact Name of Registrant as Specified in its Charter)

North Carolina (State or Other Jurisdiction of Incorporation)	1-32258 (Commission File Number)	20-0546644 (IRS Employer Identification No.)
401 North Main Street,
Winston-Salem, NC 27101
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: 336-741-2000
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On December 1, 2010, the Board of Directors, referred to as the Board, of Reynolds American Inc., referred to as RAI, accepted the resignation of Nicandro Durante, effective December 1, 2010. Mr. Durante has served as a Class II Director on RAI’s Board since December 2008, as a designee of Brown & Williamson Holdings, Inc., referred to as B&W, a subsidiary of British American Tobacco p.l.c., referred to as BAT. In addition, on December 1, 2010, RAI’s Board elected John P. Daly, Chief Operating Officer of BAT, to serve on RAI’s Board as a Class II Director, effective December 1, 2010.
     Under the terms of a July 30, 2004 governance agreement, as amended, among RAI, B&W and BAT, B&W has the right, based on its current ownership of approximately 42% of RAI common stock, to designate five people for nomination to RAI’s Board; after the December 1, 2010 election of Mr. Daly as a Director, RAI’s Board is comprised of 11 Directors. B&W has designated four RAI Directors at this time. In addition to Mr. Daly, the other current RAI Directors who have been designated by B&W as such pursuant to the foregoing governance agreement are: H.G.L. (Hugo) Powell (a Class II Director), and Martin D. Feinstein and Neil R. Withington (each a Class III Director). Each class of RAI Directors serves a staggered three-year term, with the term of the Class I, Class II and Class III Directors ending generally on the date of the RAI annual shareholders’ meeting held in 2011, 2012 and 2013, respectively. Mr. Daly’s initial term as a Class II Director, however, is scheduled to expire on the date of RAI’s 2011 annual shareholders’ meeting because under the law of North Carolina (the state in which RAI is incorporated), the term of a director elected to fill a vacancy will expire at the next shareholders’ meeting at which directors are elected (notwithstanding that the term of the other Directors in that same class is not yet scheduled to expire).
     In consideration for the RAI Board service of Mr. Daly, age 54, who is a full-time employee of BAT, RAI will pay BAT the amount of $213,300 per year; that amount is in lieu of any other compensation (other than the reimbursement of certain expenses) to which Mr. Daly otherwise would be entitled in his capacity as a member of RAI’s Board. Mr. Daly has entered into an indemnification agreement with RAI, the same indemnification agreement which RAI offers to all of its executive officers and directors. The form of such indemnification agreement was filed as Exhibit 10.1 to RAI’s Form 8-K dated February 1, 2005.
     On December 3, 2010, RAI announced that, effective January 1, 2011, Thomas R. Adams, the current Executive Vice President and Chief Financial Officer of both RAI and RAI Services Company, a subsidiary of RAI that provides certain services to RAI and its operating companies through services agreements and referred to as RAISC, will be taking on the additional role of Chief Information Officer of RAISC, and that on such date, RAI’s business development function will begin reporting to him. In connection with the foregoing, at its meeting on December 1, 2010, RAI’s Board approved, based upon the recommendation of the Compensation and Leadership Development Committee, referred to as the Compensation Committee, effective January 1, 2011, an increase to Mr. Adams’ annual base salary from $551,700 to $673,000.
     As part of a reorganization of the law department at RAISC undertaken by E. Julia (Judy) Lambeth, RAI’s Executive Vice President — Corporate Affairs, General Counsel and Assistant Secretary, some roles in the department have been realigned and Ms. Lambeth will be leaving the company effective December 31, 2010. Ms. Lambeth will be eligible for general severance benefits under RAI’s Executive Severance Plan, a copy of which was filed as Exhibit 10.1 to RAI’s Form 8-K dated July 21, 2009.
     At the December 1, 2010 meeting, based upon the recommendation of the Compensation Committee, RAI’s Board appointed Martin L. Holton III as Executive Vice President, General Counsel and Assistant Secretary of RAI, effective January 1, 2011. Prior to the above appointment, Mr. Holton, age 53, served as Senior Vice President and Deputy General Counsel of RAISC and Senior Vice President, General Counsel and Secretary of R. J. Reynolds Tobacco Company, the largest of RAI’s operating companies and referred to as RJRT.
     On December 3, 2010, RAI announced that Andrew D. Gilchrist had been appointed President and Chief Commercial Officer of RJRT by the Board of Directors of RJRT, effective January 1, 2011. Prior to this appointment, Mr. Gilchrist, age 38, served as Executive Vice President and Chief Information Officer of RAISC and Executive Vice President and Chief Financial Officer of RJRT since January 1, 2010; as Executive Vice President, Chief Financial Officer and Chief Information Officer of RJRT from July 2008 to January 2010; as Senior Vice President and Chief Financial Officer of RJRT from November 2006 to July 2008; and as Vice President — Integrated Business Management of RJRT from January 2006 to November 2006. Prior to 2006, Mr. Gilchrist served as Senior Director — Business Development after joining RAI in 2004. Prior to 2004, Mr. Gilchrist held various positions with B&W and BAT.
     In connection with the foregoing appointment, at its December 1, 2010 meeting, RAI’s Board approved, based upon the recommendation of the Compensation Committee, effective January 1, 2011, the following compensation package for Mr. Gilchrist: (1) an annual base salary of $495,000; (2) a target annual incentive opportunity under the Reynolds American Inc. 2009 Omnibus Incentive Compensation Plan, referred to as the Omnibus Plan, of 75% of his annual base salary; and (3) a target long-term incentive opportunity under the Omnibus Plan of 2.5 times his annual base salary. The foregoing payments and benefits are in addition to the other employee benefits to which Mr. Gilchrist is currently entitled.
     A copy of the press release announcing the foregoing Board and management changes is attached to this Report as Exhibit 99.1.

ITEM 9.01	Financial Statements and Exhibits.
(d) Exhibit.
     The following is furnished as an Exhibit to this Report.

Number	Exhibit
99.1	Press Release of Reynolds American Inc., dated December 3, 2010.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REYNOLDS AMERICAN INC.
By:	/s/ McDara P. Folan, III
	Name:	McDara P. Folan, III
	Title:	Senior Vice President, Deputy General Counsel and Secretary

Date: December 3, 2010

INDEX TO EXHIBITS

Number	Exhibit
99.1	Press Release of Reynolds American Inc., dated December 3, 2010.